Chart Industries Strategic positioning update, august 25, 2020 Exhibit 99.2

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning the Company’s business plans, including statements regarding THE PROPOSED DIVESTITURE OF Chart’s cryobiological products business, completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature.  Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements.  Factors that could cause the ability of the company and cryoport to satisfy closing conditions in connection with the proposed transaction, the Company’s actual results to differ materially from those described in the forward-looking statements include:  the Company’s ability to successfully integrate recent acquisitions and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully.  The Company undertakes no obligation to update or revise any forward-looking statement. THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING EBITDA, EBITDA, ADJUSTED, adjusted gross profit, adjusted gross profit margin, and adjusted selling, general and administrative expenses. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS presentation. WITH RESPECT TO THE COMPANY’S 2020 AND 2021 FULL YEAR EARNINGS OUTLOOKS, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY’S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED. Furthermore, non-GAAP financial measures shown in the presentation slide labeled “External Segmentation” were not reconciled to the comparable GAAP financial measures because the GAAP measures would require significant effort to prepare and therefore are not available as of the time of this presentation. Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 Capture amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.Chartindustries.com. © 2020 Chart Industries, Inc. Confidential and Proprietary

Definitive Agreement to Sell Cryobiological Products

Deal Terms and Economics

- Cryobiological products (excludes medical oxygen related products)
- Strategic buyer: Cryoport, Inc (NASDAQ: CYRX)
- Purchase price: $320 million cash and no financing contingency
- EBITDA Multiple: 11.7X (average 2-year standalone EBITDA)
- Expected close: Q4 2020; subject to customary closing conditions, including HSR

Chart Balance Sheet

- July 31, 2020 pro forma net leverage ratio of 1.78X
- July 31, 2020 pro forma cash on hand of $130.3 million
- July 31, 2020 pro forma net debt of $678.8 million

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Our Focused Strategy Supports Clean Energy Targets *Blue areas (A through J) are applications for which Chart has existing products and solutions © 2020 Chart Industries, Inc. Confidential and Proprietary

Broadest Product Offering for Industrial Gas and Energy © 2020 Chart Industries, Inc. Confidential and Proprietary Brazed Aluminum Heat Exchangers Packaged Gas Systems Cryogenic Bulk Storage Tanks Cryogenic Freezers & Biological Storage Nitrogen Dosing & Food Preservation LNG Virtual Pipeline Solutions Servicing & Repairs Vaporizers Gas Pre-Treatment and Nitrogen Rejection Units Fueling Stations HLNG Vehicle Tanks Cold Boxes Cryogenic Transport Trailers LNG by Rail Integrated Energy Systems Cryogenic Storage & Regasification Systems Lifecycle Services FEMA Valve Portfolio Air Cooled Heat Exchangers Axial Flow Fans Specialty Pressure & Heat Transfer Equipment

Chart Critical Care Products Liquid Nitrogen Dosing Systems Liquid Nitrogen Dosing Systems are critical to food preservation, bottling and canning water / other beverages Cryobiological Shippers and Freezers Used for transport of hazardous biological samples and storage of vaccinations, tissue, cells, blood and plasma (as well as animal breeder applications) Bulk and Microbulk Tanks for Oxygen Used as the primary source of oxygen in hospitals, to remotely fill portable oxygen systems, set up field hospitals’ oxygen, storage, mandatory 24-hr backup supply of liquid oxygen to hospitals   © 2020 Chart Industries, Inc. Confidential and Proprietary Core to and remain with Chart (Specialty market and ESG expansion) Core to and remain with Chart (general industrial dual-use) Products to be divested

Chart Reporting Segments

CHART
Cooler By Design.

Distribution & Storage



East

- Bulk and packaged gas cryogenic solutions for storage, distribution, vaporization, and application of industrial gases (N_2, O_2, Ar and CO_2)
- Cryogenic solutions for storage, distribution, regasification, and use of LNG
- Integrated systems for custom, application-focused cryogenic storage solutions



West

- Bulk and packaged gas cryogenic solutions for the storage, distribution, vaporization, and application of industrial gases (N_2, O_2, Ar and CO_2)
- Cryogenic solutions for the storage, distribution, regasification, and use of LNG
- Cryobiological products for storage of biological materials for medical, pharma, research, veterinary and other markets

Energy & Chemical



Cryogenics

- Brazed Aluminum Heat Exchangers (BAHX) and Cold Boxes
- Integrated systems and aftermarket services for gas processing, LNG, refining and petrochemical, power and general industrial applications
- Leader in technological advancements and system engineering


CHART

FinFans

- Air Cooled Heat Exchangers (ACHX) and High Efficiency Flow Fans for multiple applications
- Systems and aftermarket services for the for the energy, power, and general industrial end markets
- Leader in technological advancements and system engineering

Global Commercial Team

	East	West	Cryogenics	FinFans
1H20 Revenue*	$150	$218	$126	$145
Gross Margin**	22%	36%	30%	27%

* $ in millions, excludes $7.3M in intersegment eliminations.
** Normalized 1H20 Gross Margin.

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Why Are CryoBio Products Not Core to Chart? Virtually no overlapping customers with industrial gas or energy High regulatory and compliance requirements; higher risk profile than the rest of Chart All functions and mfg sites are standalone Requires different (non-core) strategy and target markets to grow above 2%/year Different supplier base than the rest of Chart products Working capital as a % of sales of 22% compared to rest of Chart of 15% Cryoport is strategically focused on offering the most comprehensive temperature-controlled supply chain for the life sciences; Chart is positioned to serve the clean energy transition and specialty markets which are encompassed in industrial gas and renewable fuel sources (not life sciences) © 2020 Chart Industries, Inc. Confidential and Proprietary

Proceeds of $320M Further Position Us In Our Diverse Future Growth Markets Post close expected cash on hand of $130 million Pro forma July 31, 2020 net leverage ratio utilizing proceeds for debt paydown of 1.78 Capital Expenditures for productivity and growth Talent and R&D in hydrogen, Biogas, Carbon Capture Expand Profitable growth areas of repair, service, leasing and specialty markets Partnerships, equity investments and joint ventures in hydrogen to complete a full value chain solution without having to own aspects of the value Cryogenic pump Balance Sheet Impact Organic Investments Inorganic Investments #1 = Global Clean Energy Infrastructure Buildout #2 = Specialty Markets, Repair, Service & Leasing © 2020 Chart Industries, Inc. Confidential and Proprietary

Examples of Further Investments Underway for Profitable Growth

Organic

Expand rental/leasing mobile fleet

$5 - $7M

Greenfield repair and service facility in S.C., USA

$7M

Hydrogen, Biogas Engineers and Commercial Resources

$3 - $5M

India Product Expansion for Intl Clean Energy Projects

$3M

Inorganic

Partnership with FirstElement for hydrogen development

Cryogenic Pump Acquisition

$20-$40M

Targeted partnerships for electrolyzation of hydrogen
$5-$35M

Targeted partnerships with H2 integrators

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Don’t Ignore the Foundation: Customer Stickiness

5 New Agreements Signed Quarter to Date Q3 2020

MOUs / LOCs	LTAs / Agreements Complete	LTAs in negotiation	LOIs	Partnerships
ExxonMobil India LNG and IOCL	HLNG Customer 1 (2019)	*IG Major B (Bulk)*	IG Major (A) Bulk & Lifecycle	*FirstElement*
IOCL	HLNG Customer 2 (2019)	*IG Major (B) Lifecycle*	MIT tanks	ForzeH2
Risco Energy	IG Major (A) Vaporizers		Eagle Jax ssLNG	
Energy Capital Vietnam (ECV)	IG Major (A) PRS		Shell German stations	
AG&P	Matheson		FirstElement	
Major IG Asia Hydrogen Development	Praxair PRS			
Air cooler enterprise frame agreement	Gasum repair & service			
	European Customer A Station Agreement for Fueling Stations			
	European Customer B Station Agreement for Fueling Stations			
	Master Agreement with Flint Hills Resources for air coolers			

**Red italicized text denotes signing or extension was completed already in Q3 2020*

***Green italicized text indicates where we have line of sight to execute this agreement in 2020*

© 2020 Chart Industries, Inc. Confidential and Proprietary

11

Global Infrastructure Buildout: Chart 3 Year Opportunity Mid-Scale LNG Export Terminals Marine Transport LNG Import, ssLNG and Regas LNG by Road LNG by Rail Virtual Pipelines LNG Fuel Stations >$750M >$50M >$50M >$25M >$250M >$175M >$750M © 2020 Chart Industries, Inc. Confidential and Proprietary

Discipline: Where We Play In the Hydrogen Supply Chain Vehicle Fuel Stations Fueling Systems for Aerospace Marine Fuel Electronics Manufacturing Electricity Generation Ammonia production (fertilizers) Refining Cryogenic Liquid Tanks Liquid Transport Trailers, ISO Containers, Rail Cars, Marine transport Liquefaction Distribution Storage Electrolysis Renewable Energy Power Grid Gasification/ Reformation Biomass Biogas Natural Gas Byproduct Including Large Cryogenic Storage, BAHX, Load-Out Systems Key Components Integrated within Systems Pumps and Compressors Flowmeters Vacuum Insulated Piping Valves and Sealing Connections Regulators Sensors High Pressure Storage Equipment used by end customers Production Users of Hydrogen (Examples)

Expanding Our Hydrogen Offering

	Application/Technology	Chart
Production	Liquefaction	X
Transport	Cryo Liquid Container	X
	Flowmeters	X
Storage	Cryo Tank	X
Refining	Cryo Storage & Regasification	X
Ammonia/ Methanol	Cryo Storage & Regasification	X
Industrial	Cryo Storage & Regasification	X
Fueling	Liquid Storage FCEV Fuel Station	X
	Fork Truck Fuel Station	X
	FCEB Fuel Station	X
	Aerospace	X
	Station Monitoring and Support (EU)	X
	Station Monitoring and Support (Other)	X
Power Gen	Cryo Storage & Regasification	X
Energy Storage	Cryo Storage & Regasification	X
Mobility	Vehicle Fuel Tanks (Liquid)	X
Organic Dev	LH2 pump	NPD
Organic Dev	LH2 vehicle tanks	NPD
Organic Dev	LH2 transport	NPD
Organic Dev	Hydrogen liquefaction	NPD
Organic Dev	Hydrogen filling station for class 8 trucks in Europe	NPD
Organic Dev	Hydrogen insulation improvement	NPD

Near-term commercial opportunities underway in the Americas, EMEA and China:

- Marine LH2
- Onsite hydrogen generation
- H2/LHY fueling stations
- Hydrogen trailers
- H2 plant expansions
- Onboard vehicle storage

FCHEA Fuel Cell & Hydrogen Energy Association

Hydrogen Council

California Hydrogen Business Council

© 2020 Chart Industries, Inc. Confidential and Proprietary
14

Repair, Service & Leasing

Expanding Leasing Fleet Is Another Lever in Profitable Growth

2019

- Limited leasing inventory available only East Coast USA
- Revenue of ~$1M for the full year
- Limited connectivity between commercial resources and leasing team

2020

- Expanded leased inventory fleet in both USA and Europe
- Mobile equipment, ISO containers and dosers driven by customer demand/requests while not cannibalizing OEM sales
- Established Global leasing group

2021

- Over $11 million of new 5 and 7 year leases signed since June 1, 2020
- Expected revenue of ~$10 - $15M

© 2020 Chart Industries, Inc. Confidential and Proprietary
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Doing our Part to Achieve United Nations Sustainable Development Goals © 2020 Chart Industries, Inc. Confidential and Proprietary Our water and wastewater treatment process is a safe and natural method that avoids chemical treatments while improving efficiency and reducing costs Last year, Chart products treated over one billion gallons of water a day in the U.S. Clean Water and Sanitation Our equipment produced over 45 million tons of LNG to replace coal fired power generation outside the US last year while helping to reduce 120 million gallons of diesel used in power generation in the Caribbean and Europe We helped to eliminate over 40 million tons of coal used in US power generation last year Affordable and Clean Energy All of Chart’s products and technology help our customers achieve their carbon-neutral sustainability goals We helped eliminate nearly 250 million pounds of PET (plastic) used in water bottles in the US last year Our products helped reduce over 350 million liters of diesel used by trucks Sustainable Cities and Communities We continuously improve energy efficiency and reduce energy consumption in our operations, including recently installing solar panels at certain facilities We’re actively involved in the global energy transition and work to educate as a member of the Carbon Capture Coalition and Hydrogen Council Climate Action

In Many Cases, We Help Our Customers With ESG Through Specialty Products © 2020 Chart Industries, Inc. Confidential and Proprietary

Specialty Market Highlight: Water Treatment © 2020 Chart Industries, Inc. Confidential and Proprietary US Wastewater Treatment Facilities 14,748 wastewater treatment facilities operate in the United States Products: Chart provides key equipment for aeration, disinfection, and pH control of wastewater and drinking water facilities Future Expected Demand: Demand on treatment plants will grow 23% by 2032 $271 billion of capital investments are expected to meet demands on the nation’s wastewater and storm water systems $472.6 billion will be invested in drinking water facilities over the next 20 years.

Upon Close, Contemplated External Segmentation

Cooler By Design.

Heat Transfer Systems	Cryo Tank Solutions	Repair, Service & Leasing	Specialty Products

Heat Transfer Systems



- Air Cooled Heat Exchangers (ACHX)
- Brazed Aluminum Heat Exchangers (BAHX)
- Cold Boxes
- Nitrogen Rejection Units (NRU)
- Integrated systems
- High Efficiency Flow Fans

Cryo Tank Solutions


YARAPRAXAIR

- Bulk and Micro Bulk Storage Tanks
- ISO Containers
- Packaged Gas Systems
- Fueling Stations
- Non-specialty mobile equipment
- Vaporizers

Repair, Service & Leasing



- Repair and service
- Aftermarket parts and maintenance
- Global Leasing
- Installations
- Full lifecycle

Specialty Products



- Dosing equipment
- HLNG vehicle tanks
- LNG by Rail (Gas By Rail Offering)
- Hydrogen equipment
- Cannabis products
- FEMA Valves / FLOW Meters

Global Commercial Team

	Heat Transfer Systems	Cryo Tank Solutions	Repair, Service & Leasing	Specialty Products
1H20 Revenue*	**$217**	**$275**	**$80**	**$66**

* $ in millions, excludes $7.3M in intersegment eliminations.

© 2020 Chart Industries, Inc. Confidential and Proprietary | 19

Full Year 2020 Guidance © 2020 Chart Industries, Inc. Confidential and Proprietary Revenue $1.3B to $1.4B Includes $100M of Calcasieu Pass Diluted Adjusted EPS $3.00 - $3.50 Assumes 19% ETR Capital Expenditures $30M to $35M Revenue Approximately $1.2B Includes $100M of Calcasieu Pass Diluted Adjusted EPS Approximately $2.25 Assumes 19% ETR Capital Expenditures $30M to $35M Prior Guidance Current Guidance Current Guidance: Does not include additional growth or earnings from the organic and inorganic investments referenced earlier in the presentation Does not include ongoing interest expense savings of ~$8.5M annually (~$0.17-$0.20 of earnings per share) Does not include full year annual savings beginning 1/1/2021 for lower insurance premiums, lower legal costs Does not reflect a significant effective tax rate reduction resulting from the sale Free Cash Flow $120 to $140M

2021 Outlook © 2020 Chart Industries, Inc. Confidential and Proprietary Revenue $1.25 to $1.325B Includes $23M of Calcasieu Pass Diluted Adjusted EPS $2.90 to $3.25 Assumes 18% ETR Capital Expenditures $30M to $35M Current Outlook Free Cash Flow $175 to $200M Assumes no additional Big LNG Revenue ($M) Adjusted EPS 2020 Guidance, continuing ops (1) $1,200 $2.25 Calcasieu Gap (75) (0.65) - (0.75) ssLNG terminals/other petchem 45 – 75 0.27 – 0.45 Base business growth at 3% - 4% 25 – 35 0.17 – 0.24 Air cooled heat exchanger recovery 15 – 35 0.05 – 0.15 Specialty products, LRS at 10% 35 – 45 0.25 – 0.35 Incremental restructuring savings offset by engineering investment 0.45 Interest expense savings 0.15 – 0.17 2021 Outlook, continuing ops (2) $1,250 - $1,325 $2.90 - $3.25 Excludes full year cryobiological products Does not include any additional Big LNG; embeds effective tax rate benefit into each row of adjusted EPS

Appendix

EBITDA Reconciliation © 2020 Chart Industries, Inc. Confidential and Proprietary

Pro Forma 2019 Full Year Financials $M, Adjusted Consolidated Chart CryoBio Consolidated ex CryoBio Sales $1,299.1 $83.6 $1,215.5 Gross Profit 361.8 39.5 322.3 Gross Profit % 27.9% 47.2% 26.5% SG&A 195.5 6.9 188.6 SG&A % 16.0% 8.3% 15.5% Operating Income $126.5 $32.6 $93.9 Op Income % 9.7% 38.9% 7.7% Does not include additional growth or earnings from the organic and inorganic investments referenced earlier in the presentation Does not include ongoing interest expense savings of ~$8.5M annually (~$0.17-$0.20 of earnings per share) Does not include full year annual savings beginning 1/1/2021 for lower insurance premiums, lower legal costs Does not reflect a significant effective tax rate reduction resulting from the sale © 2020 Chart Industries, Inc. Confidential and Proprietary